THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln Life Variable Annuity Account N

Lincoln Level Advantage® B Share
Lincoln Level Advantage® Advisory
Lincoln Level Advantage® Design B-Share
Lincoln Level Advantage® Design Advisory
Lincoln Level Advantage® Access

Supplement dated July 7, 2021 to the Prospectus dated May 1, 2021
This supplement to your Lincoln Level Advantage® variable and index-linked annuity prospectus discusses the availability of certain investment options under your contract. It is for informational purposes and requires no action on your part. All other provisions of your prospectus not discussed in this supplement remain unchanged.
The following Indexed Accounts will be available for existing contracts (in addition to new) beginning July 12, 2021, subject to state availability:
1-Year Performance Cap Indexed Account with Protection Level
•	S&P 500® Cap, 15% Protection
•	Nasdaq-100 Cap, 15% Protection

1-Year Performance Trigger Rate Indexed Account with Protection Level
•	S&P 500® Performance Trigger, 15% Protection

Please retain this supplement for future reference.